EXHIBIT 10-B
------------


                            OPTION AGREEMENT
                            ----------------


      This Option Agreement (this "AGREEMENT") is made as of October 1, 1996, by and between THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation ("PRUDENTIAL") and WRIGHT-CARLYLE PARTNERS, a California general partnership, ("WCP"), comprised of Carlyle Real Estate Limited Partnership-IX, an Illinois limited partnership ("CARLYLE"), and Medical Office Buildings, Ltd., a Washington limited partnership ("MOB").


                                RECITALS


A. Prudential owns fee title to certain real property (the "LAND") located in Los Angeles, California, which Land is described in EXHIBIT A attached hereto and incorporated herein by this reference.

B. WCP is currently the ground lessee and Prudential is the ground lessor of the Land pursuant to that certain Lease, dated as of February 1, 1977, by and between Prudential's predecessor-in-interest, Howard S. Wright Development Co., a Washington corporation, and WCP's predecessor-in-interest, MOB, as amended by that certain First Amendment to Lease, dated as of July 16, 1979, by and between Prudential and MOB, as further amended by that certain Second Amendment of Lease, dated as of December 19, 1985, by and between Prudential and WCP, as further amended by that certain Third Amendment to Lease, dated as of even date herewith, by and between
Prudential and WCP (as so amended, the "LEASE").   WCP, or its predecessor
in interest, has constructed two (2) medical office buildings and attendant parking garages (the "IMPROVEMENTS") on the Land.

C. The interests of WCP in the Lease (the "LEASEHOLD ESTATE") as well as the Improvements are encumbered by that certain Deed of Trust, dated as of January 15, 1991, and recorded in the Official Records of Los Angeles County (the "OFFICIAL RECORDS") on January 15, 1991, as Instrument No. 91-63945, as amended by that certain First Amendment to Deed of Trust, dated as of January 24, 1996, and recorded in the Official Records on January 25, 1996, as Instrument No. 96-146121, as further amended by that certain Second Amendment to Deed of Trust, dated as of even date herewith (as so amended, the "DEED OF TRUST"), which secures repayment of that certain loan ("LOAN") evidenced by that certain Note Secured by Deed of Trust, dated as of January 15, 1991, made by WCP in favor of Prudential, in the original principal amount of Eighty-Six Million Dollars ($86,000,000), as amended by that certain First Amendment to Loan Documents (the "FIRST AMENDMENT"), dated as of January 24, 1996, and as further amended by that Second Amendment to Loan Documents (the "SECOND AMENDMENT") dated as of even date herewith (as so amended, the "NOTE"). The Deed of Trust and the Note as well as the other documents, executed by WCP, evidencing or securing the Loan, as amended to date, are collectively referred to as the "LOAN DOCUMENTS". The Note was originally due and payable in full on January 14, 1996 (the "ORIGINAL MATURITY DATE").

D. WCP, in order to realize on the value, if any, it has in the Leasehold Estate and Improvements (the "PROJECT") requested that Prudential grant WCP an option to purchase Prudential's fee interest in the Land and grant WCP an extension on the Loan to provide WCP the opportunity to find a purchaser for the Land and the Project.

E. Prudential granted WCP an option to purchase the Land, pursuant to that certain Option to Purchase (the "ORIGINAL OPTION"), dated as of January 24, 1996, by and between Prudential and WCP, and extended the Maturity Date pursuant to the First Amendment. In consideration of the grant of the Original Option, WCP paid Prudential One Hundred Thousand Dollars ($100,000). The Original Option expired on September 30, 1996, and is of no further force or effect.

F. WCP, thus far, has been unable to find a purchaser for the Land and the Project and has now requested that Prudential grant it an additional option to purchase Prudential's fee interest in the Land and an additional extension of the Loan to provide WCP additional time in which to find a purchaser for the Land and the Project.

G. Prudential has agreed to grant WCP an additional option provided that WCP pays an additional option fee and satisfies certain other conditions.


                                AGREEMENT


      NOW THEREFORE, In consideration of the foregoing recitals and other good and valuable consideration the parties hereby agree as follows:

           1. OPTION. Commencing on the date hereof and ending at 5:00 p.m. (Eastern Daylight Time) on September 30, 1997, WCP is granted an exclusive option (the "OPTION") to purchase Prudential's fee simple interest in the Land for the Purchase Price (as defined in Paragraph 5, below), on the terms and conditions set forth in the Purchase and Sale Agreement (the "SALES CONTRACT") in the form of EXHIBIT B attached hereto.

           2. EXERCISE OF OPTION. WCP can exercise the Option only by unconditionally delivering to Prudential three (3) fully executed, completed and dated counterparts of the Sales Contract on or before September 30, 1997. Provided the executed copies of the Sales Contract are in the proper form and further provided that they are timely delivered to Prudential on or before 5:00 P.M. (Eastern Daylight Time) on September 30, 1997, Prudential shall, within three (3) business days of receipt, execute all three (3) counterpart copies of the Sales Contract and open escrow with the Escrow Agent (as defined below) by delivering one (1) fully executed copy of the Sales Contract to Ticor Title Insurance Company, 700 South Flower Street, Suite 900, Los Angeles, California 90017, Attention: Clark McKinnon ("ESCROW AGENT") and delivering one (1) executed counterpart Sales Contract to WCP. Escrow shall be deemed opened on delivery of an executed counterpart Sales Agreement to Escrow Agent.

           3. THIRD-PARTY TRANSACTION. WCP's exercise of the Option shall be deemed to have been ineffective unless one of the following conditions is satisfied on or before the date of closing of the acquisition pursuant to the Option: (1) WCP has entered into a purchase and sale agreement with a third-party purchaser unaffiliated with WCP whereby WCP is selling the Land and Project to such third-party purchaser concurrently with WCP's acquisition of the Land from Prudential; (2) WCP has entered into such a third-party purchase and sale agreement but MOB has exercised its right of first opportunity under the partnership agreement of WCP and is purchasing the interest of Carlyle based on the purchase price
established by such third party purchase and sale agreement; (3)   WCP and
Prudential have agreed in writing as to the fair market value of the Project as of a date no earlier than sixty (60) days prior to the date of the closing of the acquisition pursuant to the Option. WCP and Prudential agree to act reasonably in reaching the agreement described in clause (3) above. As used herein, "THIRD-PARTY AGREEMENT" means a third-party agreement as described in any of clauses (1) or (2) above and "GROSS CONSIDERATION" means the purchase price under the third-party agreement, as amended from time-to-time, described in clause (1) and (2) above or the agreed-upon value of the Project pursuant to clause (3) above.

           4. OPTION FEE. WCP, as a condition precedent to the effectiveness of this Agreement, shall pay Prudential Twenty-Five Thousand Dollars ($25,000) (the "OPTION FEE"). If WCP timely delivers the Sales Contract to Prudential as required under Paragraph 2 above, then the Option Fee shall be deemed the Deposit (as defined in the Sales Contract) and shall be credited against the Purchase Price due at closing of escrow or otherwise paid or distributed as provided in the Sales Contract. The Option Fee shall be retained by Prudential and not deposited with Escrow Agent. Should WCP fail to deliver the executed Sales Contracts to Prudential on or before September 30, 1997, or, if having delivered the Sales Contract and before Prudential's deposit of the Sales Contract in escrow, attempt to revoke the delivery of the Sales Contract, the Option shall automatically be deemed terminated and void and of no force and effect without the necessity of any action by either party or notice by either party to the other, neither party shall thereafter have any further rights or obligations to the other hereunder, and Prudential may retain the Option Fee which shall have been fully earned unless Prudential defaults under the Sales Contract.

           5. PURCHASE PRICE. The Purchase Price shall be calculated as follows:

                 a. If the Gross Consideration (as defined in Paragraph 3, above) is less than One Hundred Three Million Dollars ($103,000,000), the "PURCHASE PRICE" shall be Sixteen Million Five Hundred Thousand Dollars ($16,500,000).

                 b. If the Gross Consideration is equal to or greater than One Hundred Three Million Dollars ($103,000,000), the "PURCHASE PRICE" shall be the greater of (1) Sixteen Million Dollars ($16,000,000) plus fifteen percent (15%) of the Net Sales Proceeds (as defined in Paragraph 5.c, below), or (2) Sixteen Million Five Hundred Thousand Dollars ($16,500,000).

                 c. The term "NET SALES PROCEEDS" shall mean the Gross Consideration less the sum of the following (the "AUTHORIZED DEDUCTIONS")
(1) all reasonable costs incurred by WCP in connection with acquiring the Land from Prudential, (2) all reasonable costs incurred by WCP in satisfying and discharging the Loan, and (3) all reasonable costs incurred by WCP in selling the Land and Project (the "SALE EXPENSES"). No sums, other than the Authorized Deductions, shall be deducted from the Gross Consideration in determining the Net Sales Proceeds. WCP shall not incur Sale Expenses (including transfer taxes and other payments associated with the transfer of the title to the Land) in the in excess of two percent (2%) of the Gross Consideration, without Prudential's prior written consent.
Any Sale Expenses incurred by WCP in excess of two percent (2%) of the Gross Consideration, without Prudential's prior written consent, shall be disregarded in determining the Net Sales Proceeds.

           6. EVENTS OF DEFAULT. This Agreement shall be deemed terminated and of no force and effect without the necessity of any action by either party or notice by either party to the other and Prudential shall be entitled to retain the Option Fee should an Event of Default occur under any of the Loan Documents.

           7. NOTICES. If either party hereto shall desire to give or serve upon the other or Escrow Agent any notice, demand, request, or other communication, each such notice, demand, request , or other communication shall be in writing and shall be given or served upon the other party or Escrow Agent by personal service or by certified, registered or express mail postage prepaid or by prepaid commercial overnight express service or other commercial courier, or telefacsimile, addressed as follows:

      TO WCP: Carlyle Real Estate Limited Partnership-IX c/o JMB Realty Corporation
                             Attn:  Julie Strocchia
                             900 North Michigan Avenue
                             Chicago, Illinois  60611-1575
                             Telephone (312) 915-2348
                             FAX (312) 915-2399

      WITH A COPY TO:        Stevens A. Carey, Esq.
                             Pircher, Nichols & Meeks
                             1999 Avenue of the Stars
                             Suite 2600
                             Los Angeles, California  90067
                             Telephone:  (310) 201-8904
                             FAX (310) 201-8922

                             Medical Office Buildings, Ltd.
                             c/o Wright Runstad & Company
                             Attn:  Scott Price
                             1191 Second Avenue, Suite 2000
                             Seattle, Washington 98101-2933
                             Telephone:  (206) 477-9000
                             FAX (206) 223-8791

      WITH A COPY TO:        Alan Wayte, Esq.
                             Dewey Ballantine
                             333 S. Hope Street, 30th Floor
                             Los Angeles, California  90071
                             Telephone (213) 626-3399
                             FAX (213) 625-0562


      TO PRUDENTIAL:         The Prudential Insurance Company
                             of America
                             One Ravinia Drive, Suite 1400
                             Atlanta, Georgia  30346
                             Attention: Richard E. Danley, Jr., Esq.
                                        Associate Regional Counsel
                             Telephone (770) 395-8436
                             FAX (770) 512-0495

      WITH A COPY TO:        Stephen A. Cowan, Esq.
                             O'Melveny & Myers LLP
                             275 Battery Street, Suite 2600
                             San Francisco, California  94111
                             Telephone (415) 984-8735
                             FAX (415) 984-8701


Any notice, demand, request or other communication shall be deemed to have been received upon the earlier of personal delivery thereof or two (2) business days after having been deposited in the mail, as the case may be.

           8. ASSIGNMENT. This Agreement and the Option are not transferrable or assignable and any attempt to transfer, assign, grant or otherwise convey this Agreement or the Option shall be null and void and shall automatically terminate this Agreement and the Option without the necessity of notice or any action by Prudential and in any such event, Prudential may retain the Option Fee and such attempted transfer, assignment, grant or other attempted conveyance shall constitute an Event of Default under the Loan Documents.

           9. INTERPRETATION. The parties acknowledge that each party and its counsel have reviewed and revised this Agreement and that the normal rule of construction that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendment or exhibit hereto.

           10. RECORDATION. This Agreement shall not be recorded and shall not be a lien against the Land or Project. In consideration of the grant of the Option, WCP hereby waives any right to file a lis pendens action against the Land and Project.

           11. COUNTERPARTS. This Agreement may be executed in several counterparts each of which shall be an original, but all of such counterparts shall constitute one such agreement.

           12. INTEGRATION. THIS AGREEMENT EMBODIES THE ENTIRE AGREEMENT AMONG THE PARTIES IN CONNECTION WITH THE OPTION AND THERE ARE NO ORAL OR PAROL AGREEMENTS, REPRESENTATIONS OR WARRANTIES EXISTING BETWEEN THE PARTIES RELATING TO THE OPTION WHICH ARE NOT EXPRESSLY SET FORTH HEREIN AND COVERED HEREBY. THIS AGREEMENT CANNOT BE MODIFIED EXCEPT IN WRITING ASSIGNED BY ALL PARTIES.

           13.   DEFINED TERMS.    Capitalized terms used, but not defined
herein, shall have the meaning provided for such terms in the Sales Contract.

           14. EXCULPATION. Notwithstanding anything to the contrary contained herein, in no event shall any present or future partner of Carlyle or of Wright Runstad Associates Limited Partnership, a Washington limited partnership ("WRALP"), which is a General Partner of MOB (or of any partnership having a direct or indirect interest in Carlyle or WRALP), have any personal liability under or in connection with this Agreement or the Option (recourse against Carlyle or WRALP and persons having a direct or indirect interest in Carlyle or WRALP being limited to the assets of Carlyle or WRALP, respectively, excluding any negative capital account of any such person).

           15. MODIFICATIONS. This Agreement may be modified only by a written agreement signed by each of the parties hereto.

           16. DESCRIPTIONS; HEADINGS; CONSTRUCTION. The headings in this Agreement are intended as references only and shall not in any way limit, amplify or be used in interpreting the terms of this Agreement. The masculine, feminine or neuter gender in the singular or plural shall be deemed to include the other wherever the context of this Agreement so requires. This Agreement shall not be construed against any party hereto as the drafters of this Agreement.

           17. GOVERNING LAWS. THIS AGREEMENT SHALL BE DEEMED TO BE MADE UNDER THE LAWS OF THE STATE OF CALIFORNIA AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS THEREOF.

           18. ATTORNEYS' FEES. If any party to this Agreement shall bring any action or proceeding for any relief against the other, declaratory or otherwise, arising out of this Agreement, the losing party shall pay to the prevailing party a reasonable sum for attorneys' fees and costs incurred in bringing or defending such action or proceeding and/or enforcing any judgment granted therein, all of which shall be deemed to have accrued upon the commencement of such action or proceeding and shall be paid whether or not such action or proceeding is prosecuted to final judgment. Any judgment or order entered in such action or proceeding shall contain a specific provision providing for the recovery of attorneys' fees and costs, separate from the judgment, incurred in enforcing such judgment. The prevailing party shall be determined by the trier of fact based upon an assessment of which party's major arguments or positions taken in the proceedings could fairly be said to have prevailed over the other party's major arguments or positions on major disputed issues. For the purposes of this section, attorneys' fees shall include, without limitation, fees incurred in the following: (1) post-judgment motions; (2) contempt proceedings; (3) garnishment, levy, and debtor and third party examinations; (4) discovery; and (5) bankruptcy litigation. This section is intended to be expressly severable from the other provisions of this Agreement, is intended to survive any judgment and is not to be deemed merged into the judgment.

           19. SEVERABILITY. If any of the provisions of this Agreement shall be held by any court of competent jurisdiction to be unlawful, void or unenforceable for any reason as to any person or circumstance, such provision or provisions shall be deemed severable from and shall in no way affect the enforceability and validity of the remaining provisions of this Agreement.

           20. PRUDENTIAL'S EXPENSES. WCP shall pay all of Prudential's fees, charges and expenses incurred in connection with the negotiation and preparation of this Agreement; provided, however, that Prudential shall pay for all of the fees, charges and expenses incurred by Prudential in connection with the consummation of the transactions contemplated hereby, and WCP shall pay (i) all of the fees, charges and expenses incurred by WCP in connection with the consummation of the transactions contemplated hereby, and (ii) all title insurance costs, and recording fees.

           21. TIME. Time is of the essence in the performance of the parties' respective obligations hereunder.

           IN WITNESS WHEREOF, the parties hereto have authorized the execution of this Agreement as of the date first written above.

                       THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation


                       By:   ________________________________________
                             Richard Pulido
                             Vice President

                       WRIGHT-CARLYLE PARTNERS,
                       a California general partnership

                       By:   Carlyle Real Estate Limited Partnership-IX, an
Illinois limited partnership
                             General Partner

                             By:  JMB Realty Corporation,
                                  a Delaware corporation,
                                  Its General Partner


                                  By:   ______________________________
                                        Julie A. Strocchia
                                        Vice President


                       By:   Medical Office Buildings, Ltd.,
                             a Washington limited partnership,
                             General Partner

                             By:  Wright Runstad Associates Limited
Partnership, a Washington limited partnership,
                                  Its General Partner

                                  By:   Wright Runstad & Company,
                                        a Washington corporation,
                                        Its General Partner


                                        By:   _________________________
                                              Douglas E. Norberg
                                              President




                                 EXHIBIT A
                                 ---------


                             LEGAL DESCRIPTION
                             -----------------









                                 EXHIBIT B
                                 ---------


                       PURCHASE AND SALE AGREEMENT

                              BY AND BETWEEN


                          WRIGHT-CARLYLE PARTNERS

                                "PURCHASER"


                                    AND


                THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                 "SELLER"












                       Dated:  _______________, 1997








                        PURCHASE AND SALE AGREEMENT
                        ---------------------------



      THIS PURCHASE AND SALE AGREEMENT (this "SALES CONTRACT") made this _________day of ______________, 1997, by and between THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation ("SELLER"), and WRIGHT-CARLYLE PARTNERS, a California general partnership ("PURCHASER").


                                 ARTICLE I
                                 ---------

                               TERMS OF SALE
                               -------------

1.01  DEFINITIONS. The following terms are used in this Sales Contract:

      H. "Closing" or "Closing Date" shall mean the date that the Deed is recorded transferring title to the Land from the Seller to the Purchaser, or its designee, and the Purchase Price and Loan Balance is paid to the Seller.

      I. "Deed" shall mean a Grant Deed substantially in the form attached hereto as EXHIBIT C.

      J. "Deed of Trust" shall mean that certain Deed of Trust dated as of July 15, 1991, executed by Purchaser for the benefit of Seller, as modified by the First Amendment to Loan Documents dated as of January 15, 1996, as amended further by that certain Second Amendment to Deed of Trust, dated as of October 1, 1996, which secures repayment of the Loan.

      K. "Effective Date" shall mean the date on which Purchaser unconditionally delivers a fully executed and completed counterpart of this Sales Contract to each of Seller and the Escrow Agent together with the Deposit.

      L.   "Escrow Agent" shall mean Ticor Title Insurance Company.

      M.   "Gross Consideration" is defined in Section 1.09.

      N. "Ground Lease" shall mean that certain lease by and between Seller, as lessor, and Purchaser, as lessee, dated February 1, 1977, as amended by the First Amendment of Lease dated July 16, 1979, the Second Amendment of Lease dated December 19, 1985, and the Third Amendment to Lease, dated as of October 1, 1996.

      O. "Land" shall mean that certain land located at 8631 and 8635 West Third Street in the City and County of Los Angeles, State of California, as more particularly described on EXHIBIT A attached hereto and forming a part hereof.

      P. "Law" shall mean federal, state or municipal statute, regulation or ordinance.

      Q. "Lease Termination Agreement" shall mean an agreement by and between Seller and Purchaser terminating the Ground Lease, including, without limitation, Purchaser's interests in the Project, and concurrently releasing both Seller and Purchaser from any liability under the Ground Lease and in a form reasonably satisfactory to Seller and Purchaser.

      R. "Loan" shall mean that certain loan from Seller to Purchaser evidenced by that certain Note Secured by Deed of Trust, made by Purchaser, as maker, in favor of Seller, as holder, dated as of July 15, 1991 in the original principal amount of Eighty-Six Million Dollars ($86,000,000).

      S. "Loan Balance" shall mean the total of the outstanding principal balance of the Loan and all unpaid interest thereon as of the Closing.

      T. "Loan Documents" shall mean those documents executed by Borrower evidencing and securing the Loan.

      U.   "Preliminary Title Report" is defined in Section 1.06.

      V. "Project" shall mean all of the improvements constructed on the Land.

      W.   "Purchase Price" is defined in Section 1.03.

      X. "Second Amendment to Loan Documents" shall mean that agreement between Seller and Buyer dated as of October 1, 1996, with respect to the Loan Documents.

      Y.   "Third-Party Agreement" is defined in Section 1.09.

      Z.   "Title Company" shall mean Ticor Title Insurance Company.

      AA. "Title Insurance Policy" shall mean an ALTA Form B (1970) Owner's Policy.

1.02 AGREEMENT OF SALE AND PURCHASE. Seller agrees to sell and convey to Purchaser, and Purchaser agrees to purchase from Seller, in fee simple, under the terms and conditions hereinafter set forth, all of the Seller's right, title, and interest in and to the Land, together with Seller's reversionary interest in the Improvements and all appurtenances, rights, privileges, and easements benefiting, belonging, or pertaining thereto.

1.03 DETERMINATION OF PURCHASE PRICE. The "Purchase Price" shall be calculated as follows:

           A) If the Gross Consideration is less than One Hundred Three Million Dollars ($103,000,000), the "Purchase Price" shall be Sixteen Million Five Hundred Thousand Dollars ($16,500,000).

           B) If the Gross Consideration is equal to or greater than One Hundred Three Million Dollars ($103,000,000), the "Purchase Price" shall be the greater of (1) Sixteen Million Dollars ($16,000,000) plus fifteen percent (15%) of the Net Sales Proceeds (as defined in Section 1.03.C, below), or (2) Sixteen Million Five Hundred Thousand Dollars ($16,500,000).

           C) The term "NET SALES PROCEEDS" shall mean the Gross Consideration less the sum of the following (the "AUTHORIZED DEDUCTIONS") (1) all reasonable costs incurred by Purchaser in connection with acquiring the Land from Seller, (2) all reasonable costs incurred by Purchaser in satisfying and discharging the Loan, and (3) all reasonable costs incurred by Purchaser in selling the Land and Project (the "SALE EXPENSES"). No sums, other than the Authorized Deductions, shall be deducted from the Gross Consideration in determining the Net Sales Proceeds. Purchaser shall not incur Sale Expenses (including transfer taxes and other payments associated with the transfer of the title to the Land) in the in excess of two percent (2%) of the Gross Consideration, without Seller's prior written consent. Any Sale Expenses incurred by Purchaser in excess of two percent (2%) of the Gross Consideration, without Seller's prior written consent, shall be disregarded in determining the Net Sales Proceeds.

1.04  PAYMENT OF PURCHASE PRICE. The Purchase Price is payable as follows:

      A) Twenty-Five Thousand Dollars ($25,000) (the "DEPOSIT") paid to and to be held by Seller. The Deposit, which has been paid and will be applied against the Purchase Price if the transaction contemplated by this Sales Contract closes, is fully earned and is nonrefundable to Purchaser unless Seller fails to close hereunder.

      B) The balance of the Purchase Price, after deducting the Deposit and other credits and adjustments, as provided herein, shall be delivered to the Escrow Agent prior to Closing, by cash, cashier's check drawn on a California bank, or wire transfer, at Purchaser's option.

      Purchaser acknowledges that while not a part of the Purchase Price, but as a condition precedent to the Closing, at Closing Purchaser shall deposit additional sums with Escrow Agent which are sufficient to pay the outstanding unpaid principal balance and accrued interest on the Loan (the "Loan Balance").

1.05 TITLE. At Closing, Seller shall deliver through escrow the Deed, conveying to the Purchaser (or its nominee) title to the Land in fee simple and containing only those matters identified in the Title Documents, as defined in Section 1.06, below, and those matters set out in EXHIBIT B hereto (collectively, the "Permitted Exceptions"). Seller agrees not to cause or permit any new title exceptions to encumber the Land after the Effective Date which would remain in effect at Closing unless agreed to in writing by the Purchaser. Purchaser agrees that any matter of title that first appears of record subsequent to October 1, 1996, which matter was consented to or entered into by Purchaser in writing or which matter results from Purchaser's operation or management of the Improvements shall constitute a Permitted Exception.

1.06 PRELIMINARY TITLE REPORT. Purchaser acknowledges that it has received a Preliminary Title Report prepared by Ticor Title Insurance Company bearing Order No. 96-00325B and dated as of October 7, 1996 together with complete and legible copies of all exception instruments referred to therein (referred to collectively as "Title Documents").

1.07 POSSESSION. On Closing, Seller shall convey and deliver the Land to Purchaser (or its designee) subject only to the Permitted Exceptions, the Ground Lease, the Improvements, exceptions waived by Purchaser and the rights of possession of all tenants or subtenants.

1.08 SEPARATE LEGAL PARCEL. At Closing Seller shall convey and deliver the Land to the Purchaser as a separate legal parcel or parcels in full compliance with all subdivision laws.

1.09 THIRD-PARTY PURCHASER. This Sales Contract shall be deemed ineffective unless one of the following conditions is satisfied on or before the Closing:
(1) Purchaser has entered into a purchase and sale agreement with a third-party purchaser unaffiliated with Purchaser whereby Purchaser is selling the Land and Project to such third-party purchaser concurrently with Purchaser's acquisition of the Land from Seller; (2) Purchaser has entered into such a third-party purchase and sale agreement but MOB has exercised its right of first opportunity under the partnership agreement of Purchaser and is purchasing the interest of Carlyle based on the purchase price established by such third party purchase and sale agreement; (3) Purchaser and Seller have agreed in writing as to the fair market value of the Project as of a date no earlier than sixty (60) days prior to the date of the closing of the acquisition pursuant to the Option. Purchaser and Seller agree to act reasonably in reaching the agreement described in clause (3) above. AS USED HEREIN, "THIRD-PARTY AGREEMENT" means a third-party agreement, as amended from time-to-time, as described in any of clauses (1) or (2) above and "GROSS CONSIDERATION" means the purchase price under the third-party agreement described in clause (1) and (2) above or the agreed-upon value of the Project pursuant to clause (3) above.

1.10 HAZARDOUS MATERIALS INDEMNITY AGREEMENT. The effectiveness of this Sales Contract, is conditioned on Purchaser's execution of a Hazardous Materials Indemnity Agreement in the form attached hereto as EXHIBIT D (the "HAZARDOUS MATERIALS INDEMNITY AGREEMENT").



                                ARTICLE II
                                ----------

                            CONDITIONS OF SALE
                            ------------------

2.01 PURCHASER'S CLOSING CONDITIONS. Purchaser's obligation to purchase the Land is subject to the following conditions being satisfied at the Closing, each of which is for the benefit of Purchaser and any or all of which may be waived by Purchaser:

      A) the Seller is not in material breach of any covenants, warranties, or representations under this Sales Contract; and

      B) at Closing, the Title Company is ready, willing, and able to issue the Title Insurance Policy in the amount of the Purchase Price insuring that fee title to the Land is vested in the Purchaser in such condition as provided in Section 1.05.

2.02 SELLER'S CLOSING CONDITIONS. Seller's obligation to sell the Land to Purchaser is subject the following conditions being satisfied at the Closing:

      A) the Purchaser is not in material breach of any covenants, warranties or representations set forth in this Sales Contract; and

      B)   the Loan Balance is paid in full.



                                ARTICLE III
                                -----------

                         ESCROW - CLOSING MATTERS
                         -------------------------

3.01 ESCROW HOLDER. This Sales Contract constitutes joint escrow instructions to the Escrow Agent, instructing it to consummate this sale upon the terms and conditions set forth herein.

3.02 OPENING OF ESCROW. Within three (3) business days after the Effective Date, Seller shall open an escrow with Escrow Agent and shall deposit with Escrow Agent a fully executed counterpart of this Sales Contract for use as escrow instructions.

3.03 PURCHASER'S DELIVERIES TO ESCROW. Purchaser shall, on or before the Closing, deliver to Escrow Agent:

      A) the balance of the Purchase Price pursuant to Section 1.04.B and all of Purchaser's closing costs;

      B) an executed counterpart of the Lease Termination Agreement in recordable form; and

      C) sums, in the form of cash, wire transfer or certified check drawn on a California bank necessary to satisfy the entire Loan Balance, as the same may be reduced by the Prepayment Credit (as defined in the Second Amendment to Loan Documents), if any.

3.04 SELLER'S DELIVERIES TO ESCROW. Seller shall, on or before two (2) business days before the Closing, deliver or cause to be delivered to Escrow
Agent:

      A) the Deed, executed and duly acknowledged by Seller and acceptable for recording;

      B) such evidence or documents as may be reasonably required by the Purchaser or the title company evidencing the status and capacity of Seller and the authority of the person or persons who are executing the various documents on behalf of the Seller in connection with the sale of the Land;

      C) a Federal and California Certification of Non-Foreign Status executed by Seller;

      D)   a full reconveyance of the Deed of Trust (the "FULL
RECONVEYANCE"); and

      E) an executed counterpart of the Lease Termination Agreement in recordable form.

3.05  CLOSING.

      A) Provided the Closing Conditions of Sections 2.01 and 2.02 have been satisfied or waived by the Purchaser and Seller, respectively, Closing under this Sales Contract shall take place on a business day specified by Purchaser upon three (3) business days notice provided, however, Purchaser shall have the unilateral right to extend such date (Purchaser shall provide Seller with at least three (3) business days notice of such extended date for Closing), but in any event on or before September 30, 1997 (the "CLOSING DATE").

      B)   Upon Closing, the Escrow Agent shall:

           1. cause the Deed to be recorded in the County where the Land is located;

           2.  cause the Full Reconveyance to be delivered;

           3.  cause the Lease Termination Agreement to be recorded;

           4. cause Title Company to deliver to Purchaser the title insurance policy referred to in Section 2.01.B); and

           5. after any necessary adjustments to reflect the proration of rent payable under the Ground Lease, as provided herein, disburse to Seller the balance of the Purchase Price and the entire Loan Balance.

3.06 PRORATIONS. There shall be no prorations other than for the ground rent paid or payable under the Ground Lease, and only to the extent ground rent under the Ground Lease has been paid or is due and payable. Without limiting the generality of the foregoing, the October 1, 1997 installment shall not be prorated if the Closing occurs before October 1, 1997.

3.07 PURCHASER'S CLOSING COSTS. Purchaser shall pay all costs of closing including, but not limited to, the following: (a) all escrow fees or escrow termination charges; (b) all recording and reconveyance fees; (c) any transfer fees or taxes; (d) encumbrance or reconveyance fees; and (e) all title insurance premiums. Seller shall pay all of its own attorney's fees and expenses incurred in connection with the transaction contemplated hereby.

3.08 DELAY IN CLOSING; AUTHORITY TO CLOSE. Subject to Purchaser's right to specifically enforce this Sales Contract or sue for damages, or both, if Escrow Agent is unable to close the transaction contemplated by this Sales Contract on or before September 30, 1997, then this Sales Contract shall be automatically terminated and be of no force and effect without the necessity of any action by either party or notice by either party to the other and Seller may retain the Deposit unless the Closing fails to occur by reason of Seller's default, in which case the Deposit shall be returned to Buyer.


                                ARTICLE IV
                                ----------

                      REPRESENTATIONS AND WARRANTIES
                      ------------------------------

4.01  SELLER'S REPRESENTATIONS AND WARRANTIES.

      A) Seller represents and warrants now and as of the Closing Date the persons executing this Sales Contract on behalf of Seller are authorized to execute the same on behalf of Seller and Seller's obligations hereunder this Sales Contract are legally binding, do not require the consent of any other parties and do not violate the provisions of any agreement to which Seller is a party.

      B) Seller represents that, to Seller's Actual Knowledge, the Land is not subject to liens, encumbrances or other exceptions to title, other than
(i) those exceptions evidenced by the Preliminary Title Report and (ii) any exceptions relating to unpaid real estate taxes, whether or not identified on the Preliminary Title Report. For the purposes of this Sales Contract, "Seller's Actual Knowledge" shall mean the actual knowledge of Richard Pulido.

4.02 PURCHASER'S REPRESENTATIONS AND WARRANTIES. The persons executing this Sales Contract on behalf of Purchaser are authorized to execute the same on behalf of Purchaser. Purchaser's obligations hereunder are legally binding, do not require the consent of any other parties and do not violate the provisions of any agreement to which Purchaser is a party.


                                 ARTICLE V
                                 ---------

                                 REMEDIES
                                 --------

5.01 PURCHASER'S DEFAULT. LIQUIDATED DAMAGES. IT IS AGREED BY AND BETWEEN SELLER AND PURCHASER THAT IT WOULD BE EXTREMELY DIFFICULT AND IMPRACTICAL, IF NOT IMPOSSIBLE, TO ASCERTAIN WITH ANY DEGREE OF CERTAINTY THE AMOUNT OF DAMAGES WHICH WOULD BE SUFFERED BY SELLER IN THE EVENT OF PURCHASER'S DEFAULT AND FAILURE TO CLOSE ESCROW UNDER THE TERMS OF THIS SALES CONTRACT. ACCORDINGLY, PURCHASER AND SELLER AGREE THAT IN THE EVENT THAT, AFTER ALL CONDITIONS ARE SATISFIED OR WAIVED, PURCHASER SHOULD DEFAULT AND FAIL TO CLOSE ESCROW UNDER THE TERMS OF THIS SALES CONTRACT, THEN AS SELLER'S SOLE AND EXCLUSIVE REMEDY UNDER THIS SALES CONTRACT, SELLER MAY RETAIN THE DEPOSIT AS LIQUIDATED DAMAGES. PURCHASER AND SELLER AGREE THAT SAID AMOUNT IS REASONABLE UNDER THE CIRCUMSTANCES OF THIS TRANSACTION.




THE PRUDENTIAL INSURANCE                WRIGHT-CARLYLE PARTNERS
COMPANY OF AMERICA


By:____________________                 By:   ____________________
                                              General Partner

                                        By:   ____________________
                                              General Partner

5.02 SELLER'S DEFAULT. If Seller materially defaults hereunder then Purchaser shall be entitled to the remedy of specific performance or damages, or both. Purchaser agrees that the remedy of specific performance shall be specifically conditioned on Purchaser's paying the entire Loan Balance as well as the Purchase Price; provided, however, that in no event shall Seller be obligated to remove any title exceptions that were not recorded or entered into by Seller.


                                ARTICLE VI
                                ----------

                                DISCLAIMERS
                                -----------

6.01 AS IS; DISCLAIMER OF WARRANTIES. PURCHASER HEREBY COVENANTS AND AGREES EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN THIS SALES CONTRACT OR THE DEED, THERE ARE NO REPRESENTATIONS OR WARRANTIES OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, MADE BY SELLER IN CONNECTION WITH THIS SALES CONTRACT, PURCHASER'S ACQUISITION OF THE LAND, THE LAND'S CONDITION OR THE LAND'S SUITABILITY FOR PURCHASER'S INTENDED USE; (B) PURCHASER HAS OR PRIOR TO THE CLOSING WILL HAVE FULLY INVESTIGATED THE LAND AND ALL MATTERS PERTAINING THERETO; (C) SELLER IS NOT MAKING ANY REPRESENTATION OR WARRANTY (INCLUDING AS TO ACCURACY OR COMPLETENESS) REGARDING ANY OF SELLER'S MATERIALS OR OTHER DUE DILIGENCE MATERIALS PROVIDED TO PURCHASER; (D) PURCHASER, IN ENTERING INTO THIS SALES CONTRACT AND IN COMPLETING ITS PURCHASE OF THE LAND, IS RELYING ENTIRELY ON ITS OWN KNOWLEDGE AND INVESTIGATION OF THE LAND BASED ON ITS EXTENSIVE EXPERIENCE IN AND KNOWLEDGE OF THE LAND; (E) PURCHASER IS, OR PRIOR TO CLOSING WILL BE, AWARE OF ALL ZONING AND LAND USE REGULATIONS, OTHER GOVERNMENTAL REQUIREMENTS, SITE AND PHYSICAL CONDITIONS, AND OTHER MATTERS AFFECTING THE USE AND CONDITION OF THE LAND; AND (F) PURCHASER SHALL PURCHASE THE LAND IN "AS IS" CONDITION AS OF THE DATE OF CLOSING. EXCEPT AS EXPRESSLY PROVIDED IN SECTION 4.01 OF THIS SALES CONTRACT OR THE DEED, SELLER HEREBY DISCLAIMS ALL WARRANTIES OF ANY KIND OR NATURE WHATSOEVER (INCLUDING WARRANTIES OF HABITABILITY AND FITNESS FOR PARTICULAR PURPOSE), WHETHER EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES WITH RESPECT TO THE LAND, OR ITS CONDITION OR SUITABILITY FOR PURCHASER'S INTENDED USE. PURCHASER ACKNOWLEDGES AND AGREES THAT PURCHASER HAS, OR PRIOR TO CLOSING WILL HAVE, CONDUCTED A DILIGENT INVESTIGATION OF THE LAND WITH REGARD TO ITS CONDITION, PERMITTED USE, AND SUITABILITY FOR PURCHASER'S INTENDED USE THEREOF, AS WELL AS ALL OTHER FACTORS DEEMED MATERIAL TO PURCHASER AND HAS EMPLOYED SUCH INDEPENDENT PROFESSIONALS IN CONNECTION THEREWITH AS DEEMED NECESSARY BY PURCHASER.

      FURTHER, AND WITHOUT IN ANY WAY LIMITING ANY OTHER PROVISION OF THIS SALES CONTRACT, SELLER MAKES NO WARRANTY WITH RESPECT TO THE PRESENCE ON OR BENEATH THE LAND (OR ANY PARCEL IN PROXIMITY THERETO) OF HAZARDOUS SUBSTANCES OR MATERIALS WHICH ARE CATEGORIZED AS HAZARDOUS OR TOXIC UNDER ANY LOCAL, STATE OR FEDERAL LAW, STATUTE, ORDINANCE RULE, OR REGULATION PERTAINING TO ENVIRONMENTAL OR SUBSTANCE REGULATION, CONTAMINATION, CLEANUP OR DISCLOSURE. BY ACCEPTANCE OF THIS SALES CONTRACT AND THE DEED, PURCHASER ACKNOWLEDGES AND AGREES THAT PURCHASER'S OPPORTUNITY FOR INSPECTION AND INVESTIGATION OF SUCH LAND (AND OTHER PARCELS IN PROXIMITY THERETO) HAS BEEN ADEQUATE TO ENABLE PURCHASER TO MAKE PURCHASER'S OWN DETERMINATION WITH RESPECT TO THE PRESENCE ON OR BENEATH THE LAND (AND OTHER PARCELS IN PROXIMITY THERETO) OF SUCH HAZARDOUS SUBSTANCES OR MATERIALS.

      FURTHER, AND WITHOUT IN ANY WAY LIMITING ANY OTHER PROVISION OF THIS SALES CONTRACT, PURCHASER WAIVES ITS RIGHT TO RECOVER FROM SELLER OR SELLER'S AFFILIATES OR SUBSIDIARIES OR THEIR RESPECTIVE DIRECTORS, OFFICERS, PARTICIPANTS, EMPLOYEES, CONTRACTORS, CONSULTANTS, REPRESENTATIVES OR AGENTS, AND RELEASES EACH OF THE FOREGOING FROM ANY AND ALL DAMAGES, LOSSES, LIABILITY, COSTS OR EXPENSES WHATSOEVER (INCLUDING ATTORNEYS' FEES AND COSTS) AND CLAIMS THEREFOR, WHETHER DIRECT OR INDIRECT, KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, WHICH MAY ARISE FROM OR BE RELATED TO (A) THE CONDITION OF THE LAND AND/OR (B) THE LAND'S COMPLIANCE, OR LACK OF COMPLIANCE WITH ANY LAW OR REGULATION APPLICABLE THERETO INCLUDING, WITHOUT LIMITATION, THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT OF 1980, AS AMENDED (42 U.S.C. SECTIONS 9601 ET SEQ.) THE CLEAN WATER ACT (33 U.S.C. SECTIONS 466 ET SEQ.), THE SAFE DRINKING WATER ACT (14 U.S.C. SECTIONS 1401-1450), THE HAZARDOUS MATERIALS TRANSACTION ACT (49 U.S.C. SECTIONS 1801 ET SEQ.), THE TOXIC SUBSTANCE CONTROL ACT (15 U.S.C. SECTIONS 2601-2629), THE CALIFORNIA HAZARDOUS SUBSTANCES ACT (HEALTH & SAFETY CODE SECTIONS 25100-25600), THE CALIFORNIA PORTER-COLOGNE WATER QUALITY CONTROL ACT (WATER CODE SECTIONS 13020 ET SEQ.), AND ALL REGULATIONS, RULINGS, AND ORDERS PROMULGATED OR ADOPTED PURSUANT THERETO (COLLECTIVELY, "ENVIRONMENTAL LAWS"). PURCHASER EXPRESSLY WAIVES THE BENEFITS OF SECTION 1542 OF THE CALIFORNIA CIVIL CODE, WHICH PROVIDES AS FOLLOWS:

      "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

      IN THIS CONNECTION AND TO THE EXTENT PERMITTED BY LAW, PURCHASER HEREBY AGREES, REPRESENTS AND WARRANTS THAT PURCHASER REALIZES AND ACKNOWLEDGES THAT FACTUAL MATTERS NOW UNKNOWN TO IT MAY HAVE GIVEN OR MAY HEREAFTER GIVE RISE TO CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES WHICH ARE PRESENTLY UNKNOWN, UNANTICIPATED AND UNSUSPECTED, AND PURCHASER FURTHER AGREES REPRESENTS AND WARRANTS THAT THE WAIVERS AND RELEASES HEREIN HAVE BEEN NEGOTIATED AND AGREED UPON IN LIGHT OF THAT REALIZATION AND THAT PURCHASER NEVERTHELESS HEREBY INTENDS TO RELEASE, DISCHARGE AND ACQUIT SELLER AND SELLER'S AFFILIATES AND SUBSIDIARIES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, PARTICIPANTS, EMPLOYEES, CONTRACTORS, CONSULTANTS, REPRESENTATIVES AND AGENTS FROM ANY SUCH UNKNOWN CAUSES OF ACTION, CLAIMS DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES WHICH MIGHT IN ANY WAY BE INCLUDED IN THE WAIVERS AND MATTERS RELEASED AS SET FORTH IN THIS PARAGRAPH 6.01. THE PROVISIONS OF THIS PARAGRAPH 6.01 ARE MATERIAL AND INCLUDED AS A MATERIAL PORTION OF THE CONSIDERATION GIVEN TO SELLER BY PURCHASER IN EXCHANGE FOR SELLER'S PERFORMANCE HEREUNDER.

      SELLER HAS GIVEN PURCHASER MATERIAL CONCESSIONS REGARDING THIS TRANSACTION IN EXCHANGE FOR PURCHASER AGREEING TO THE PROVISIONS OF THIS PARAGRAPH 6.01 OF THIS SALES CONTRACT. THE PROVISIONS OF THIS PARAGRAPH 6.01 SHALL BE DEEMED REMADE AT CLOSING AND IF REQUESTED BY SELLER, PURCHASER SHALL EXECUTE AND DELIVER TO SELLER A CERTIFICATE CONFIRMING THAT THESE PROVISIONS HAVE BEEN REAFFIRMED AT CLOSING. SELLER AND PURCHASER HAVE EACH SIGNED THIS PARAGRAPH 6.01 TO FURTHER INDICATE THEIR AWARENESS AND ACCEPTANCE OF EACH AND EVERY PROVISION HEREOF.

THE PRUDENTIAL INSURANCE          WRIGHT-CARLYLE PARTNERS
COMPANY OF AMERICA

By:______________________         By: ________________________
                                              General Partner

                                        By: ________________________
                                              General Partner

                                ARTICLE VII
                                -----------

                               MISCELLANEOUS
                               -------------

7.01 NOTICES. All waivers, elections, options, notices, demands, and consents which either party may be required or may desire to give under this Sales Contract ("Notice") shall be in writing and shall be effective when telecopied to the fax numbers indicated below, when personally delivered, or when deposited in an official United States Postal Service office or branch or official depository maintained by the United States Postal Service, by certified or registered mail, postage prepaid, return receipt requested, addressed as follows:

      TO SELLER AT:               The Prudential Insurance Company of
                                  America
                                  One Ravinia Drive, Suite 1400
                                  Atlanta, Georgia 30346-2110
                                  Attn:  Richard Pulido
                                  Telephone (770) 395-8432
                                  FAX (770) 512-0495

      WITH A COPY TO:             The Prudential Insurance Company of
                                  America
                                  One Ravinia Drive, Suite 1400
                                  Atlanta, Georgia 30346-2110
                                  Attn:  Richard E. Danley, Jr.
                                  Telephone (770) 395-8600
                                  FAX (770) 512-0495


      TO PURCHASER AT:            Carlyle Real Estate Limited
                                  Partnership-IX
                                  c/o JMB Realty Corporation
                                  Attn:  Julie Strocchia
                                  900 North Michigan Avenue
                                  Chicago, Illinois  60611-1575
                                  Telephone (312) 440-4800
                                  FAX (312) 915-2399

      WITH A COPY TO:             Stevens A. Carey, Esq.
                                  Pircher, Nichols & Meeks
                                  1999 Avenue of the Stars
                                  Suite 2600
                                  Los Angeles, California  90067
                                  FAX (310) 201-8922

                                  Medical Office Buildings, Ltd.
                                  c/o Wright Runstad & Company
                                  Attn:  Scott Price
                                  1191 Second Avenue, Suite 2000
                                  Seattle, Washington 98101-2933
                                  Telephone:  (206) 477-9000
                                  FAX (206) 223-8791

      WITH A COPY TO:             Alan Wayte, Esq.
                                  Dewey Ballantine
                                  333 S. Hope Street, 30th Floor
                                  Los Angeles, California  90071
                                  Telephone (213) 626-3399
                                  FAX (213) 625-0562


or such other address as either party may hereafter indicate by written notice to the other.

      Notice also may be given by Federal Express or other overnight courier service, in which event such Notice shall be deemed given on delivery.

7.02  CERTIFICATION OF NON-FOREIGN STATUS.

           A) No later than one (1) business days before Closing, Seller shall deliver to Purchaser a Certification of Non-Foreign Status under Federal law and under California law duly executed.

           B) Anything herein contained to the contrary notwithstanding, in the event Seller is a "foreign person" (as defined in Internal Revenue Code
Section 1445 or under Sections 18805 and 26131 of the California Taxation and Revenue Code or in the event Seller fails or refuses to deliver the Certification of Non-Foreign Status described in (A) of this Section 7.02, or in the event Purchaser receives notice from any seller-transferor's agent or purchaser-transferee's agent (each as defined in Internal Revenue Code Section 1445 and the regulations issued thereunder) that, or Purchaser has actual knowledge that, such Certification is false, Purchaser shall deduct and withhold from the Purchase Price a tax equal to ten (10%) percent thereof, as required by Internal Revenue Code Section 1445. In the event of any such withholding, Seller's obligation to deliver title hereunder shall not be excused or otherwise affected, and Purchaser shall pay over such withheld amount to the Internal Revenue Service and shall file such form as may be required thereby. In the event of any claimed over-withholding, Seller shall be limited solely to an action against the Internal Revenue Service for a refund, and Seller hereby waives any right of action against Purchaser on account of such withholding.

7.03 ATTORNEYS' FEES/WAIVER OF JURY TRIAL. If either party hereto files any action or brings any proceeding against the other arising out of this Sales Contract, or is made a party to any action or proceeding brought by the Escrow Agent, then as between Purchaser and Seller, the prevailing party shall be entitled to recover as an element of its costs of suit, and not as damages, reasonable attorneys' fees to be fixed by the court. The "prevailing party" shall be the party who is entitled to recover its costs of suit, whether or not suit proceeds to final judgment. A party not entitled to recover costs shall not be entitled to recover attorneys' fees. The parties each waive their respective rights to trial by jury of any cause of action, claim, counterclaim or cross-complaint in any action, proceeding and/or hearing brought by either against the other, as to any matter whatsoever arising out of or in any way connection with this Sales Contract.

7.04 BROKERS. Purchaser shall indemnify and hold Seller harmless from any and all claims, demands, liabilities or damages arising out of a claim by any party for a brokers fee or finders fee in connection with this transaction.

7.05 INTEGRATION. This Sales Contract and the exhibits attached hereto shall constitute the entire agreement between Seller and Purchaser and supersede any and all prior written or oral agreements, representations, and warranties between and among the parties and their agents, all of which are merged into or revoked by this Sales Contract, with respect to its subject matter.

7.06 MODIFICATION. No modification, approval, waiver, amendment, discharge, or change of any condition or matter that may be approved or waived in this Sales Contract shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, approval, amendment, discharge, or change is or may be sought.

7.07 SEVERABILITY. In the event any term, covenant, condition, provision, or agreement contained herein is held to be invalid, void, or otherwise unenforceable, by any court of competent jurisdiction, such holding shall in no way affect the validity or enforceability of any other term, covenant, condition, provision, or agreement contained herein.

7.08 GOVERNING LAW. This Sales Contract and the obligation of the parties hereunder shall be interpreted, construed, and enforced in accordance with the laws of the State of California.

7.09 TERMINOLOGY. All personal pronouns used in this Sales Contract, whether used in the masculine, feminine, or neuter gender, shall include all other genders; the singular shall include the plural and vice versa. "Business day" means other than Saturday, Sunday, or holiday observed by nationally chartered banks. In the event that the time for performance of an act under this Sales Contract falls on a Saturday, Sunday, or holiday observed by nationally chartered banks, the date for performance of such act shall be extended to the next business day.

7.10 COUNTERPARTS. This Sales Contract may be executed in multiple counterparts, each of which shall be deemed to be an original agreement, and all of which shall constitute one agreement by each of the parties hereto to be effective as of the Effective Date.

7.11 BINDING EFFECT. Except as otherwise herein provided, this Sales Contract shall be binding upon and inure to the benefit of the parties hereto.


7.12 ASSIGNABILITY. Subject to the provisions of this Section 7.12, this Sales Contract is transferrable or assignable only at close of escrow for the purpose of avoiding multiple deeds of conveyance and the payment of multiple transfer taxes and any attempt to transfer, assign, grant or otherwise convey this Sales Contract other than as limited herein shall be null and void and shall automatically terminate this Sales Contract without the necessity of notice or any action by Seller and in any such event, Seller may retain the Deposit and such attempted transfer, assignment, grant or other attempted conveyance other than as limited herein shall constitute an Event of Default under the Loan and Extension Agreement. Purchaser's right to transfer or assign this Sales Contract at Closing as permitted above is conditional on such assignee or transferee delivering to Seller a binding and enforceable assumption, in form and content reasonably acceptable to Seller, of the provisions of Article VI. Notwithstanding such Assignment, Purchaser shall remain fully bound and obligated to Seller under the terms of the Hazardous Materials Indemnity Agreement.

7.13 SURVIVAL OF PROVISIONS. Unless otherwise specifically so provided herein, covenants, representations and warranties herein shall survive the Closing, except for the representations set forth in Section 4.01(B), which shall not survive Closing by reason of Purchaser's securing title insurance.

7.14 CAPTIONS. Article and section titles or captions contained herein are inserted as a matter of convenience and for reference, and in no way define, limit, extend, or describe the scope of this Sales Contract or any provisions hereof. Unless the context indicates otherwise, all reference to section numbers herein shall mean the sections of this Sales Contract.

7.15 NO DEFAULT. Notwithstanding anything in this Sales Contract to the contrary, this Sales Contract shall be automatically terminated and be of no force or effect without the necessity of any action by any party or any notice by any party to the other hereto if Purchaser shall permit an Event of Default to occur under the Loan.

7.16 DEFINED TERMS. Capitalized terms used, but not defined herein, shall have the meaning provided for such terms in the Option To Purchase or Second Amendment to Loan Documents, as the case may be.

7.17 TIME. Time is of the essence in the performance of the parties' respective obligations hereunder.

7.18 EXCULPATION. Notwithstanding anything to the contrary contained herein, in no event shall any present or future partner of Carlyle Real Estate Limited Partnership-IX, an Illinois limited partnership ("Carlyle"), which is a General Partner of Borrower, or of Wright Runstad Associates Limited Partnership, a Washington limited partnership ("WRALP"), which is a General Partner of Medical Office Buildings, Ltd., a General Partner of Borrower (or of any partnership having a direct or indirect interest in Carlyle or WRALP), have any personal liability under or in connection with this Sales Contract (recourse against Carlyle or WRALP and persons having a direct or indirect interest in Carlyle or WRALP being limited to the assets of Carlyle or WRALP, respectively, excluding any negative capital account of any such person).

7.19 THIRD PARTIES. Nothing contained herein, express or implied, is intended to or shall confer upon any person or entity, other than the parties hereto, any rights or remedies under or by reason of this Sales Contract.

                         [continued on next page]





PURCHASER:             WRIGHT-CARLYLE PARTNERS,
                       a California general partnership,
                       by its general partners:

                       By: Carlyle Real Estate Limited Partnership-IX, an Illinois limited partnership,
                             General Partner

                             By:  JMB Realty Corporation,
                                  a Delaware corporation,
                                  Its General Partner


                                  By:   ________________________
                                        Name:
                                        Title:


                       By:   Medical Office Buildings, Ltd.,
                             a Washington limited partnership,
                             General Partner

                             By:  Wright Runstad Associates Limited
Partnership, a Washington limited partnership,
                                  Its General Partner

                                  By:   Wright Runstad & Company, a
Washington corporation, Its General Partner

                                        By:   ___________________
                                              Name:
                                              Title:


SELLER:                           THE PRUDENTIAL INSURANCE COMPANY   OF
AMERICA, a New Jersey corporation



                                  By:   ___________________________
                                        Name:
                                        Title:






                                 EXHIBIT A
                                 ---------

                             Legal Description





                                 EXHIBIT B
                                 ---------

                           Permitted Exceptions





                                 EXHIBIT C
                                 ---------

                                Grant Deed


RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

___________________________
___________________________
___________________________
___________________________
___________________________

______________________________________________________________________

                                GRANT DEED

           FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation ("GRANTOR"), hereby GRANTS to WRIGHT-CARLYLE PARTNERS, a California general partnership ("GRANTEE") that certain real property located in the County of Los Angeles, State of California and more particularly described in EXHIBIT A attached hereto and incorporated herein by this reference (the "PROPERTY"), together with Grantor's reversionary interest in all improvements located thereon and all rights, privileges, easements and appurtenances of Grantor appertaining to the Property and all right, title and interest of Grantor in, to and under adjoining streets, rights of way and easements.

           IN WITNESS WHEREOF, Grantor has caused its duly authorized representatives to execute this instrument as of the date hereinafter written.


DATED: ___________ ___, 199__

                                  GRANTOR:


                                  THE PRUDENTIAL INSURANCE COMPANY OF
                                  OF AMERICA, a New Jersey
                                  Corporation


                                  By:   ____________________________
                                  Name:
                                        Title:







STATE OF CALIFORNIA          )
                             )
COUNTY OF _____________)

     On ___________ ___, 199___, before me __________________________, a
Notary Public in and for said State, personally appeared ___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity on behalf of which the person(s) acted, executed the instrument.

      WITNESS my hand and official seal.





                             __________________________________
                             Notary Public, State of California






                                 EXHIBIT D
                                 ---------

                  HAZARDOUS MATERIALS INDEMNITY AGREEMENT


      THIS HAZARDOUS MATERIALS INDEMNITY AGREEMENT (this "AGREEMENT") MADE this _________day of ______________, 1997, by WRIGHT-CARLYLE PARTNERS, a California general partnership ("INDEMNITOR"), in favor of THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation ("INDEMNITEE").


                                 RECITALS


      A. Indemnitor and Indemnitee have entered into that certain Purchase and Sale Agreement (the "SALES CONTRACT"), dated as of even date herewith, whereby Indemnitee has agreed to sell and Indemnitor has agreed to purchase certain real property described in Exhibit A thereto (the "PROPERTY"), on the terms and conditions set forth therein. All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Sales Contract.

      B. In consideration for Indemnitee's agreement to convey the Property to Indemnitor and as a condition precedent to the effectiveness of the Sales Contract, Indemnitor has agreed to indemnify Indemnitee as set forth in this Agreement.


                                 AGREEMENT


           1. INDEMNIFICATION. If, after Closing, Indemnitor discovers any Hazardous Materials, asbestos or asbestos-bearing materials or any other environmental condition subject to legal requirements for corrective action on or affecting the land or any improvements thereon, Indemnitor shall immediately notify Indemnitee, and cause the condition to be corrected in accordance with applicable law. Indemnitor shall protect, defend, indemnify and hold Indemnitee and Indemnitee's affiliates and subsidiaries and their respective officers, directors, participants, employees, contractors, consultants, representatives and agents free and harmless from and against and all claims, demands, liability, damages, costs and expenses, including, without limitation, investigatory expenses, clean-up costs and actual reasonable attorneys' fees of whatever kind or nature, whether arising on, before or after the date of this Sales Contract, that arise from or in any way are connected with (a) the physical condition of the Property or the improvements thereon or any other aspect of the Property or the improvements thereon, no matter whether or not earlier discoverable and any efforts of Indemnitor and/or its contractors to correct the same, or (b) in enforcing this Agreement.

           2. HAZARDOUS MATERIALS. For the purposes of this Agreement, the term "Hazardous Materials" shall mean hazardous substances or materials which are categorized as hazardous or toxic under any local, state or federal law, statute, ordinance rule, or regulation pertaining to environmental or substance regulation, contamination, cleanup or disclosure, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Sections 9601 ET SEQ.), the Clean Water Act (33 U.S.C. Sections 466 ET SEQ.), the Safe Drinking Water Act (14 U.S.C. Sections 1401-1450), the Hazardous Materials Transaction Act (49 U.S.C. Sections 1801 ET SEQ.), the Toxic Substance Control Act (15 U.S.C. Sections 2601-2629), the California Hazardous Substances Act (Health & Safety Code Sections 25100-25600), the California Porter-Cologne Water Quality Control Act (Water Code Sections 13020 ET SEQ.), and all regulations, rulings, and orders promulgated or adopted pursuant thereto.

           3.    GENERAL PROVISIONS.

                 A. NOTICES. If either party hereto shall desire to give or serve upon the other any notice, demand, request, or other communication, each such notice, demand, request, or other communication shall be in writing and shall be given or served upon the other party by personal service or by certified, registered or express mail postage prepaid or by prepaid commercial overnight express service or other commercial courier, or telefacsimile, addressed as follows:

      TO INDEMNITOR:         Carlyle Real Estate Limited Partnership-IX
                             c/o JMB Realty Corporation
                             Attn:  Julie Strocchia
                             900 North Michigan Avenue
                             Chicago, Illinois  60611-1575
                             Telephone (312) 915-2348
                             FAX (312) 915-2399

      WITH A COPY TO:        Stevens A. Carey, Esq.
                             Pircher, Nichols & Meeks
                             1999 Avenue of the Stars
                             Suite 2600
                             Los Angeles, California  90067
                             Telephone:  (310) 201-8904
                             FAX (310) 201-8922

                             Medical Office Buildings, Ltd.
                             c/o Wright Runstad & Company
                             Attn:  Scott Price
                             1191 Second Avenue, Suite 2000
                             Seattle, Washington 98101-2933
                             Telephone:  (206) 477-9000
                             FAX (206) 223-8791

      WITH A COPY TO:        Alan Wayte, Esq.
                             Dewey Ballantine
                             333 S. Hope Street, 30th Floor
                             Los Angeles, California  90071
                             Telephone (213) 626-3399
                             FAX (213) 625-0562

      TO INDEMNITEE:         The Prudential Insurance Company
                             of America
                             One Ravinia Drive, Suite 1400
                             Atlanta, Georgia  30346
                             Attention:  Richard E. Danley, Jr., Esq.
                             Associate Regional Counsel
                             Telephone (770) 395-8436
                             FAX (770) 512-0495

      WITH A COPY TO:        Stephen A. Cowan, Esq.
                             O'Melveny & Myers LLP
                             275 Battery Street, Suite 2600
                             San Francisco, California  94111
                             Telephone (415) 984-8735
                             FAX (415) 984-8701


Any notice, demand, request or other communication shall be deemed to have been received upon the earlier of personal delivery thereof or two (2) business days after having been deposited in the mail, as the case may be.

                 b. INTERPRETATION. The parties acknowledge that each party and its counsel have reviewed and revised this Agreement and that the normal rule of construction that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendment or exhibit hereto.

                 c. EXCULPATION. Notwithstanding anything to the contrary contained herein, in no event shall any present or future partner of Carlyle or of Wright Runstad Associates Limited Partnership, a Washington limited partnership ("WRALP"), which is a General Partner of MOB (or of any partnership having a direct or indirect interest in Carlyle or WRALP), have any personal liability under or in connection with this Agreement (recourse against Carlyle or WRALP and persons having a direct or indirect interest in Carlyle or WRALP being limited to the assets of Carlyle or WRALP, respectively, excluding any negative capital account of any such person).

                 d. MODIFICATIONS. This Agreement may be modified only by a written agreement signed by each of the parties hereto.

                 e. DESCRIPTIONS; HEADINGS; CONSTRUCTION. The headings in this Agreement are intended as references only and shall not in any way limit, amplify or be used in interpreting the terms of this Agreement. The masculine, feminine or neuter gender in the singular or plural shall be deemed to include the other wherever the context of this Agreement so requires. This Agreement shall not be construed against any party hereto as the drafters of this Agreement.

                 f. GOVERNING LAWS. THIS AGREEMENT SHALL BE DEEMED TO BE MADE UNDER THE LAWS OF THE STATE OF CALIFORNIA AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS THEREOF.

                 g. ATTORNEYS' FEES. If any party to this Agreement shall bring any action or proceeding for any relief against the other, declaratory or otherwise, arising out of this Agreement, the losing party shall pay to the prevailing party a reasonable sum for attorneys' fees and costs incurred in bringing or defending such action or proceeding and/or enforcing any judgment granted therein, all of which shall be deemed to have accrued upon the commencement of such action or proceeding and shall be paid whether or not such action or proceeding is prosecuted to final judgment. Any judgment or order entered in such action or proceeding shall contain a specific provision providing for the recovery of attorneys' fees and costs, separate from the judgment, incurred in enforcing such judgment. The prevailing party shall be determined by the trier of fact based upon an assessment of which party's major arguments or positions taken in the proceedings could fairly be said to have prevailed over the other party's major arguments or positions on major disputed issues. For the purposes of this section, attorneys' fees shall include, without limitation, fees incurred in the following: (1) post-judgment motions; (2) contempt proceedings; (3) garnishment, levy, and debtor and third party examinations; (4) discovery; and (5) bankruptcy litigation. This section is intended to be expressly severable from the other provisions of this Agreement, is intended to survive any judgment and is not to be deemed merged into the judgment.

                 h. SEVERABILITY. If any of the provisions of this Agreement shall be held by any court of competent jurisdiction to be unlawful, void or unenforceable for any reason as to any person or circumstance, such provision or provisions shall be deemed severable from and shall in no way affect the enforceability and validity of the remaining provisions of this Agreement.

                 i. THIRD PARTIES. Nothing contained herein, express or implied, is intended to or shall confer upon any person or entity, other than the parties hereto, any rights or remedies under or by reason of this Agreement.

           IN WITNESS WHEREOF, the parties hereto have authorized the execution of this Agreement as of the date first written above.

                       THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation


                       By:   ________________________________________
                             Name:
                             Title:

                       WRIGHT-CARLYLE PARTNERS,
                       a California general partnership

                       By:   Carlyle Real Estate Limited Partnership-IX, an
Illinois limited partnership
                             General Partner

                             By:  JMB Realty Corporation,
                                  a Delaware corporation,
                                  Its General Partner


                                  By:   ______________________________
                                        Name:
                                        Title:

                       By:   Medical Office Buildings, Ltd.,
                             a Washington limited partnership,
                             General Partner

                             By:  Wright Runstad Associates Limited
Partnership, a Washington limited partnership,
                                  Its General Partner

                                  By:   Wright Runstad & Company,
                                        a Washington corporation,
                                        Its General Partner


                                        By:   _________________________
                                              Name:
                                              Title: